SCHEDULE 14A

                INFORMATION REQUIRED IN PROXY STATEMENT

                       SCHEDULE 14A INFORMATION
      Proxy Statement Pursuant to Section 14(a) of the Securities
                Exchange Act of 1934 (Amendment No.  )

Filed by the registrant /X/
Filed by a party other than the registrant / /
Check the appropriate box:

/ /  Preliminary proxy statement

/ /  Definitive proxy statement

/ /  Definitive additional materials

/X/  Soliciting material pursuant to Rule 14a-11 or Rule 14a-12
                          KEMPER CORPORATION
__________________________________________________________________
           (Name of Registrant as Specified in Its Charter)
                          KEMPER CORPORATION
__________________________________________________________________
              (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

/ /  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or
     14a-6(j)(2).

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
     0-11.

(1)  Title of each class of securities to which transaction applies:
___________________________________________________________________

(2)  Aggregate number of securities to which transaction applies:

___________________________________________________________________
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: 1

___________________________________________________________________

(4)  Proposed maximum aggregate value of transaction:

___________________________________________________________________

  1 Set forth the amount on which the filing fee is calculated and state how it was determined.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:

___________________________________________________________________

(2)  Form, schedule or registration statement no.:

___________________________________________________________________

(3)  Filing party:

___________________________________________________________________

(4)  Date filed:

___________________________________________________________________

/X/ Filing fee of $500 was previously paid in two payments on March 24, 1994 and March 28, 1994, the latter date when the Preliminary
Proxy Statement was filed.

                                   KEMPER CORPORATION LOGO


KEMPER CORPORATION            Long Grove, IL 60049-0001 708/320-4700



April 29, 1994




Dear Kemper Stockholder:

We have previously sent to you proxy material for the Annual Meeting of Kemper Corporation to be held on May 11, 1994. Your vote is very important, regardless of the number of shares that you own. As you know, your Board of Directors has unanimously determined that GECC's $55 per share proposal to acquire Kemper is inadequate. We urge you not to return any BLUE proxy card that you have received from GECC. We are determined to protect your financial best interests.

Even if you have sent back a BLUE card, the enclosed WHITE PROXY CARD will revoke your earlier proxy. Remember, only your latest dated proxy counts.

                              Thank you for your continued support,


                              KEMPER CORPORATION



                              -IMPORTANT-

If your shares are registered in "street name," only your broker or banker can vote your shares and only upon receipt of your specific instructions. Please contact the person responsible for your account and instruct that individual to vote a WHITE PROXY CARD on your behalf today in accordance with your Board's recommendations.

If you have questions or need assistance in voting your shares, please contact GEORGESON & COMPANY INC., our proxy solicitor, at their toll-free number: 1-800-223-2064